       As filed with the Securities and Exchange Commission on November 21, 1997
                                                Securities Act File No. 33-49290
                                        Investment Company Act File No. 811-6726



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/



                           Pre-Effective Amendment No.

                           Post-Effective Amendment No.      6               /x/




         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/



                                   Amendment No.              8              /x/


                               The Galaxy VIP Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                          Westboro, Massachusetts 01581
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (800) 628-0414

                             W. Bruce McConnel, III
                DRINKER BIDDLE & REATH LLP 1345 Chestnut Street,
                   Suite 1100 Philadelphia, Pennsylvania 19107
                     (Name and Address of Agent for Service)

                                   Copies to:
                          Jylanne Dunne, Vice President
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  P.O. Box 5108
                          Westboro, Massachusetts 01581


It is proposed that this filing will become effective (check appropriate box)

/ /   immediately upon filing pursuant to paragraph (b)

/ /   on (date) pursuant to paragraph (b)

/ /   60 days after filing pursuant to paragraph (a)(i)

/ /   on (date) pursuant to paragraph (a)(i)

/x/   75 days after filing pursuant to paragraph (a)(ii)

/ /   on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      Title of Securities Being Registered: Class E, Class F, Class G and Class H shares of beneficial interest.

                               THE GALAXY VIP FUND

                                    FORM N-1A

                              CROSS REFERENCE SHEET

                             PURSUANT TO RULE 495(a)


Part A
Item No                                   Prospectus Heading
-------                                   ------------------
I.    Cover Page..................        Cover Page

II.   Synopsis....................        Not Applicable

III.  Financial Highlights........        Financial Highlights

IV.   General Description of
      Registrant..................        Investment Objectives and Policies;
                                          Investment Limitations; Types of
                                          Obligations and Other Investment
                                          Information

V.    Management of the Fund......        Management of Galaxy VIP; Investment
                                          Objectives and Policies; Investment
                                          Advisers; Authority to Act as
                                          Investment Adviser; Administrator;
                                          Custodian; Expenses; Performance and
                                          Yield Information; Miscellaneous

VI.   Capital Stock and Other
      Securities..................        Dividends and Distributions; Taxes;
                                          Description of Galaxy VIP and its
                                          Shares; Miscellaneous

VII.  Purchase of Securities
      Being Offered...............        Purchase and Redemption of Shares;
                                          Distributor; Pricing of Shares

VIII. Redemption or
         Repurchase...............        Purchase and Redemption of
                                          Shares; Distributor

IX.   Pending Legal
         Proceedings..............        Not Applicable


                                       (i)

                              THE GALAXY VIP FUND
                              4400 COMPUTER DRIVE
                         WESTBORO, MASSACHUSETTS  01581

PROSPECTUS


                , 1998
----------------


         The Galaxy VIP Fund ("GALAXY VIP") is an open-end, diversified series investment company established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies ("Participating Insurance Companies"). Shares of GALAXY VIP are not offered to the general public but solely to such separate accounts ("Separate Accounts"). Shares of GALAXY VIP may be sold to and held by Separate Accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated and unaffiliated life insurance companies. As of the date of this Prospectus, shares of GALAXY VIP are offered only to Separate Accounts funding variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life insurance companies.


         GALAXY VIP currently offers eight portfolios -- the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (collectively, the "Funds") with investment objectives as follows. There is, of course, no assurance that a Fund will achieve its stated objective.



         The investment objective of the MONEY MARKET FUND is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments with remaining maturities of 397 days or less, such as domestic and foreign bank certificates of deposit, bankers' acceptances and commercial paper (including variable and floating rate obligations) in addition to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.



         The investment objective of the EQUITY FUND is to seek long-term growth by investing in companies that the Fund's investment adviser believes have above-average earnings potential. Under normal market and economic conditions, the Fund will invest at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of such companies.



         The investment objective of the GROWTH AND INCOME FUND is to seek a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock.

         The investment objective of the SMALL COMPANY GROWTH FUND is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market capitalizations of $750 million or less that the Fund's investment adviser believes have the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies with market capitalizations of $750 million or less.



         The investment objective of the COLUMBIA REAL ESTATE EQUITY FUND II is to seek, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. With respect to current income, the Fund seeks to provide a yield that exceeds the composite yield of the securities in the S&P 500. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry, including real estate investment trusts ("REITs").



         The investment objective of the ASSET ALLOCATION FUND is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.



         The investment objective of the HIGH QUALITY BOND FUND is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest at least 80% of its total assets in high quality debt obligations that are rated at the time of purchase within the three highest rating categories assigned by a nationally recognized statistical rating organization (a "Rating Agency"), such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality), and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other "money market" instruments.



         The primary investment objective of the COLUMBIA HIGH YIELD FUND II is to provide shareholders with a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary objective when consistent with the objective of high current income. In attempting to achieve this objective, the Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated BB or lower by S&P or Ba or lower by Moody's. Such lower-rated securities are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and nonpayment of interest than are higher-rated investments. Investors should carefully consider these risks before investing. See "Investment Objectives and Policies -- Special Risk Consideration" below.



         The Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund are advised by Fleet Investment Advisors Inc. The Columbia Real Estate Equity Fund II and Columbia High Yield Fund II are advised by Columbia Management Co., an affiliate of Fleet Investment Advisors Inc. Each of the Funds is sponsored and distributed by First Data Distributors, Inc., which is unaffiliated with Fleet Investment Advisors Inc., Columbia Management Co. and their parent, Fleet Financial Group, Inc., and affiliates.

         SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO. OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND, WITH RESPECT TO THE EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, HIGH QUALITY BOND FUND AND COLUMBIA HIGH YIELD FUND II, PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THE MONEY MARKET FUND SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO ON A CONTINUOUS BASIS.


         Shares of the Funds may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding variable annuity contracts and variable life insurance policies. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of the specific insurance product you have chosen will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

         This Prospectus sets forth concisely the information about GALAXY VIP that a prospective investor ought to know before investing and should be retained for future reference. Certain additional information about GALAXY VIP is contained in a Statement of Additional Information dated the same date as this Prospectus which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information as it may be amended from time to time is available upon request and without charge by writing to GALAXY VIP or calling the Participating Insurance Company sponsoring the variable annuity contract or variable life insurance policy.

               ----------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                                                        PAGE
                                                                                                                        ----
FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

TYPES OF OBLIGATIONS AND OTHER INVESTMENT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

PRICING OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

PURCHASE AND REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

MANAGEMENT OF GALAXY VIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

DESCRIPTION OF GALAXY VIP AND ITS SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

                              FINANCIAL HIGHLIGHTS


         Except as noted below, the following financial highlights have been audited by Coopers & Lybrand L.L.P., GALAXY VIP's independent accountants, whose unqualified report on the financial statements containing such information for the years ended December 31, 1994, December 31, 1995 and December 31, 1996 and the period ended December 31, 1993 is contained in GALAXY VIP's Annual Report to Shareholders dated December 31, 1996 and incorporated by reference into the Statement of Additional Information. Such financial highlights should be read in conjunction with the Funds' financial statements and notes thereto contained in GALAXY VIP's Annual and Semi-Annual Reports to Shareholders dated December 31, 1996 and June 30, 1997, respectively, and incorporated by reference into the Statement of Additional Information. More information about the performance of the Funds is also contained in the Annual and Semi-Annual Reports, which may be obtained without charge by contacting GALAXY VIP at the address provided above. During the periods shown, the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II were not operational.

                               MONEY MARKET FUND
   (SELECTED PER SHARE DATA FOR A FUND SHARE OUTSTANDING THROUGH THE PERIOD
                                  INDICATED)


                                              Six Months Ended
                                               June 30, 1997       Year Ended      Year Ended     Year Ended         Period Ended
                                                 (Unaudited)     Dec. 31, 1996   Dec. 31, 1995   Dec. 31, 1994     Dec. 31, 1993(1)
                                              ----------------   -------------   -------------   -------------     ----------------
 Net Asset Value, Beginning of Period  . .             $1.00         $1.00           $1.00           $1.00               $1.00
                                                       -----         -----           -----           -----               -----
 Income from Investment Operations:
   Net investment income(2)  . . . . . . .              0.02          0.05            0.05            0.04                0.03

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . .               --            --              --              --                  --
                                                       -----          ----            ----            ----                ----

     Total from Investment Operations: . .              0.02          0.05            0.05            0.04                0.03
                                                       -----          ----            ----            ----                ----
 Less Dividends:
   Dividends from net investment income  .             (0.02)        (0.05)          (0.05)          (0.04)              (0.03)

   Dividends from net realized
     capital gains . . . . . . . . . . . .               --            --              --              --                  --
                                                       -----          ----            ----            ----                ----
     Total Dividends:  . . . . . . . . . .             (0.02)        (0.05)          (0.05)          (0.04)              (0.03)
                                                       -----          ----            ----            ----                ----

 Net increase (decrease) in net asset
   value . . . . . . . . . . . . . . . . .               --            --              --              --                  --
                                                       -----          ----            ----            ----                ----

 Net Asset Value, End of Period  . . . . .             $1.00         $1.00           $1.00           $1.00               $1.00
                                                       =====          ====            ====            ====                ====
 Total Return  . . . . . . . . . . . . . .             2.41%(3)      4.91%           5.38%           3.89%               2.74%(3)

 Ratios/Supplemental Data:

 Net Assets, End of Period (000's) . . . .           $14,867       $16,295         $17,925         $13,276             $10,864

 Ratios to average net assets:
   Net investment income . . . . . . . . .             4.80%(4)      4.80%           5.25%           3.85%               3.00%(4)

   Operating expenses(2) . . . . . . . . .             0.68%(4)      0.60%           0.63%           0.42%               0.13%(4)


---------------------------

(1)      The Fund commenced operations on February 2, 1993.

(2) Net investment income per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and/or administrator for the six months ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.02 and 1.12%, $0.05 and 1.02%, $0.05 and 1.11%, $0.03 and 1.21%, and $0.01 and
         2.00%, respectively.


(3)      Not annualized.

(4)      Annualized.

                                  EQUITY FUND
   (SELECTED PER SHARE DATA FOR A FUND SHARE OUTSTANDING THROUGH THE PERIOD
                                  INDICATED)


                                              Six Months Ended
                                                June 30, 1997      Year Ended      Year Ended      Year Ended        Period Ended
                                                 (Unaudited)      Dec. 31, 1996   Dec. 31, 1995   Dec. 31, 1994    Dec. 31, 1993(1)
                                              ----------------    -------------   -------------   -------------    ----------------
 Net Asset Value, Beginning of Period  . . .        $15.58          $12.99          $10.40          $10.25             $10.00
                                                    ------          ------          ------           -----             ------
 Income from Investment Operations:
   Net investment income(2)  . . . . . . . .          0.10            0.19            0.18            0.20               0.16

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . . .          2.67            2.59            2.59            0.15               0.25
                                                      ----            ----            ----            ----               ----

     Total from Investment Operations: . . .          2.77            2.78            2.77            0.35               0.41
                                                      ----            ----            ----            ----               ----
 Less Dividends:
   Dividends from net investment income  . .         (0.09)          (0.19)          (0.18)          (0.20)             (0.16)

   Dividends from net realized
     capital gains . . . . . . . . . . . . .          --              --              --              --                  --
                                                    ------          ------          ------          ------              ------
     Total Dividends:  . . . . . . . . . . .         (0.09)          (0.19)          (0.18)          (0.20)             (0.16)
                                                      ----            ----            ----           ------             ------

 Net increase (decrease) in net asset value           2.68            2.59            2.59            0.15               0.25
                                                      ----            ----            ----            ----               ----

 Net Asset Value, End of Period  . . . . . .        $18.26          $15.58          $12.99          $10.40             $10.25
                                                     =====           =====           =====           =====              =====
 Total Return  . . . . . . . . . . . . . . .         17.80%(3)       21.49%          26.76%           3.47%              4.15%(3)

 Ratios/Supplemental Data:

 Net Assets, End of Period (000's) . . . . .       $59,062         $46,242         $30,826         $19,391            $12,909

 Ratios to average net assets:
   Net investment income . . . . . . . . . .          1.18%(4)        1.34%           1.55%           2.06%              2.23%(4)

   Operating expenses(2) . . . . . . . . . .          1.12%(4)        1.10%           1.21%           0.71%              0.20%(4)

 Portfolio Turnover Rate . . . . . . . . . .             0%(3)           8%              3%              2%                 5%(3)

 Average Commission Rate Paid(5) . . . . . .       $0.0691         $0.0676              N/A             N/A                N/A


---------------------------

(1)      The Fund commenced operations on January 11, 1993.

(2) Net investment income (loss) per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and/or administrator for the fiscal years ended December 31, 1995 and 1994 and for the period ended December 31, 1993 were $0.18 and 1.24%, $0.13 and 1.42%, and ($0.02) and 2.60%,
         respectively.


(3)      Not annualized.

(4)      Annualized.
(5)      Required disclosure for fiscal years beginning on or after September
         1, 1995.

                             ASSET ALLOCATION FUND
   (SELECTED PER SHARE DATA FOR A FUND SHARE OUTSTANDING THROUGH THE PERIOD
                                  INDICATED)


                                          Six Months Ended
                                           June 30, 1997       Year Ended       Year Ended       Year Ended       Period Ended
                                             (Unaudited)     Dec. 31, 1996    Dec. 31, 1995     Dec. 31, 1994   Dec. 31, 1993(1)
                                          ----------------   -------------    -------------     -------------   ----------------
 Net Asset Value, Beginning of
   Period  . . . . . . . . . . . . .          $13.37           $12.38              $9.80           $10.33            $10.00
                                               -----            -----               ----            -----            ------
 Income from Investment Operations:
   Net investment income(2)  . . . .            0.20             0.30               0.28             0.31              0.18

   Net realized and unrealized gain
     (loss) on investments . . . . .            1.19             1.53               2.58            (0.53)             0.35
                                                ----             ----               ----            ------             ----

     Total from Investment
       Operations: . . . . . . . . .            1.39             1.83               2.86            (0.22)             0.53
                                                ----             ----               ----            ------             ----
 Less Dividends:
   Dividends from net investment
   income  . . . . . . . . . . . . .           (0.17)           (0.30)             (0.28)           (0.31)            (0.18)

   Dividends from net realized
     capital gains . . . . . . . . .             --             (0.54)               --               --              (0.02)
                                               -----             ----               ----            ------            ------
     Total Dividends:  . . . . . . .           (0.17)           (0.84)             (0.28)           (0.31)            (0.20)
                                                ----             ----               ----            ------            ------

 Net increase (decrease) in net asset
   value . . . . . . . . . . . . . .            1.22             0.99               2.58            (0.53)             0.33
                                               -----             ----               ----            ------             ----

 Net Asset Value, End of Period  . .          $14.59           $13.37             $12.38            $9.80            $10.33
                                               =====            =====              =====             ====             =====
 Total Return  . . . . . . . . . . .           10.47%(3)        14.64%             29.42%           (2.15)%            5.33%(3)

 Ratios/Supplemental Data:

 Net Assets, End of Period (000's) .         $30,505          $24,114            $17,246          $10,572           $11,800

 Ratios to average net assets:
   Net investment income . . . . . .            2.94%(4)         2.31%              2.54%            3.02%             3.01%(4)

   Operating expenses(2) . . . . . .            1.19%(4)         1.33%              1.37%            0.78%             0.26%(4)

 Portfolio Turnover Rate . . . . . .              27%(3)           45%                46%              28%               10%(3)

 Average Commission Rate Paid(5) . .         $0.0672          $0.0693                 N/A              N/A               N/A


---------------------------

(1)      The Fund commenced operations on February 6, 1993.

(2) Net investment income per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and/or administrator for the six months ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1995 and 1994 and for the period ended December 31, 1993 were $0.19 and 1.31%, $0.26 and 1.54%, $0.22 and 1.68%, and $0.01 and 3.11%, respectively.


(3)      Not annualized.

(4)      Annualized.
(5)      Required disclosure for fiscal years beginning on or after September
         1, 1995.

                             HIGH QUALITY BOND FUND
   (SELECTED PER SHARE DATA FOR A FUND SHARE OUTSTANDING THROUGH THE PERIOD
                                  INDICATED)



                                              Six Months Ended
                                               June 30, 1997       Year Ended      Year Ended      Year Ended        Period Ended
                                                 (Unaudited)     Dec. 31, 1996   Dec. 31, 1995    Dec. 31, 1994    Dec. 31, 1993(1)
                                              ----------------   -------------   -------------    -------------    ----------------
 Net Asset Value, Beginning of Period  . .           $9.99           $10.37          $8.97           $10.11           $10.00
                                                     -----            -----           ----            -----           ------
 Income from Investment Operations:
   Net investment income(2)  . . . . . . .            0.29             0.58           0.57             0.56             0.47

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . .           (0.04)           (0.38)          1.40            (1.14)            0.12
                                                     ------           ------          ----            ------            ----

     Total from Investment Operations: . .            0.25             0.20           1.97            (0.58)            0.59
                                                      ----             ----           ----            ------            ----
 Less Dividends:
   Dividends from net investment income  .           (0.29)           (0.58)         (0.57)           (0.56)           (0.47)

   Dividends from net realized
     capital gains . . . . . . . . . . . .             --               --             --               --             (0.01)
                                                      ----             ----           ----            ------           ------
     Total Dividends:  . . . . . . . . . .           (0.29)           (0.58)         (0.57)           (0.56)           (0.48)
                                                     ------           ------          ----            ------           ------

 Net increase (decrease) in net asset
 value . . . . . . . . . . . . . . . . . .           (0.04)           (0.38)          1.40            (1.14)            0.11
                                                     ------            ----           ----            ------            ----

 Net Asset Value, End of Period  . . . . .           $9.95            $9.99         $10.37            $8.97           $10.11
                                                     =====             ====          =====             ====            =====
 Total Return  . . . . . . . . . . . . . .            2.55%(3)         1.57%         22.55%           (5.85)%           6.04%(3)

 Ratios/Supplemental Data:

 Net Assets, End of Period (000's) . . . .         $11,482          $11,814        $11,067           $8,012           $9,802

 Ratios to average net assets:
   Net investment income . . . . . . . . .            5.90%(4)         5.78%          5.86%            5.90%            5.30%(4)

   Operating expenses(2) . . . . . . . . .            0.82%(4)         0.72%          0.80%            0.57%            0.22%(4)

 Portfolio Turnover Rate . . . . . . . . .              74%(3)          132%            21%              32%               7%(3)



---------------------------
(1)      The Fund commenced operations on January 21, 1993.

(2) Net investment income per share and annualized operating expense ratios before waiver and reimbursement of fees by the investment adviser and/or administrator for the six months ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period ended December 31, 1993 were $0.26 and 1.51%, $0.51 and 1.38%, $0.50 and 1.57%, $0.46 and 1.63% and $0.23 and 2.92%,
         respectively.

(3)      Not annualized.
(4)      Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL


         Fleet Investment Advisors Inc. ("Fleet"), the investment adviser for the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund, and Columbia Management Co. ("Columbia"), the investment adviser for the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, will use their best efforts to achieve the investment objectives of the respective Funds, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval.


INVESTMENT OBJECTIVE AND POLICIES OF THE MONEY MARKET FUND


         The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments that are determined by Fleet to present minimal credit risk and meet certain rating criteria. Instruments that may be purchased by the Money Market Fund include obligations of domestic and foreign banks (including negotiable certificates of deposit, non-negotiable time deposits, savings deposits and bankers' acceptances); commercial paper (including variable and floating rate notes); obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and repurchase agreements issued by financial institutions such as banks and broker/dealers. These instruments have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Money Market Fund.



         In accordance with a rule promulgated by the Securities and Exchange Commission (the "SEC"), the Money Market Fund will purchase only those instruments which meet the applicable quality requirements described below.
The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two Rating Agencies (such as S&P, Moody's or Fitch Investor Services, L.P. ("Fitch")) in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. Fleet will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest short-term rating category. See "Investment Limitations" below.


         Determinations of comparable quality shall be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, the Fund may acquire the security if Fleet determines that the security is of comparable quality to securities that have received the requisite ratings. Fleet also considers other relevant information in its evaluation of unrated short-term securities. See Appendix A to the Statement of

Additional Information for a description of the rating categories of S&P, Moody's, Fitch and certain other Rating Agencies.


         The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates.

INVESTMENT OBJECTIVE AND POLICIES OF THE EQUITY FUND


         The investment objective of the Equity Fund is to seek long-term growth by investing in companies that Fleet believes have above-average earnings potential. The Fund seeks to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analyses of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible.



         All debt obligations, including convertible bonds, purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) or, if not rated, will be determined to be of an equivalent quality by Fleet. Debt securities rated BBB by S&P or Baa by Moody's are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade debt obligations. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.



         The Equity Fund may invest up to 20% of its total assets indirectly in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") as described below under "Types of Obligations and Other Investment Information -- American, European and Global Depository Receipts." In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks, Canadian commercial paper and Canadian securities listed on a national securities exchange, and Europaper (U.S. dollar-denominated commercial paper of foreign issuers). The Fund may also write covered call options. See "Types of Obligations and Other Investment Information -- Options and Futures Contracts" below.



         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Types of Obligations and Other Investment Information -- Money Market Instruments" below) and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Equity Fund.


INVESTMENT OBJECTIVE AND POLICIES OF THE GROWTH AND INCOME FUND



         The investment objective of the Growth and Income Fund is to seek a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock.



         Stocks acquired by the Fund may include those of issuers with smaller capitalizations. See "Investment Objective and Policies of the Small Company Growth Fund" below for a description of the risks associated with investments in small capitalization stocks. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500.



         The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Convertible bonds purchased by the Fund will be rated BB or higher by S&P or Fitch or Ba or higher by Moody's at the time of investment. See "Types of Obligations and Other Investment Information -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated "BB" or "Ba". The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Types of Obligations and Other Investment Information -- Options and Futures Contracts" and "Types of Obligations and Other Investment Information -- Derivative Securities" below.



         The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and Global Depository Receipts ("GDRs"). See "Special Risk Considerations -- Foreign Securities" and "Types of Obligations and Other Investment Information -- American, European and Global Depository Receipts" below.



         As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Types of Obligations and Other Investment Information -- Money Market Instruments") rated in one of the top two rating categories by a Rating Agency, such as S&P, Moody's or Fitch; (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of

Additional Information. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Growth and Income Fund.



INVESTMENT OBJECTIVE AND POLICIES OF THE SMALL COMPANY GROWTH FUND



         The investment objective of the Small Company Growth Fund is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market capitalizations of $750 million or less ("Small Capitalization Securities") which Fleet believes have the potential for significant capital appreciation.



         Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market capitalizations of $750 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations. All debt obligations purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) or, if not rated, will be determined to be of an equivalent quality by Fleet. See "Investment Objective and Policy of the Equity Fund" above for a description of the risks associated with investments in securities rated BBB by S&P or Baa by Moody's. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.



         The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.



         The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations - Foreign Securities" and "Types of Obligations and Other Investment Information -- American, European and Global Depository Receipts" below.



         The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Types of Obligations and Other Investment Information -- Options and Futures Contracts" and "Types of Obligations and Other Investment Information -- Derivative Securities" below.



         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Types of Obligations and Other Investment Information -- Money Market Instruments" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Small Company Growth Fund.



INVESTMENT OBJECTIVE AND POLICIES OF THE COLUMBIA REAL ESTATE EQUITY FUND II



         The investment objective of the Columbia Real Estate Equity Fund II is to seek, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. With respect to current income, the Fund seeks to provide a yield that exceeds the composite yield of the securities in the S&P 500.



         Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. Equity securities include common stock, preferred stock and debt or equity securities that are convertible into common stock. The Fund may invest without limit in real estate investment trusts ("REITs") and may invest up to 20% of its total assets in foreign companies that are principally engaged in the real estate industry. The Fund will not invest directly in real estate but may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. See "Special Risk Considerations -- Real Estate Securities", "Special Risk Considerations -- Foreign Securities" and "Types of Obligations and Other Investment Information -- REITs" below.



         The Fund may also invest up to 35% of its total assets in the equity securities of companies that are not principally engaged in the real estate industry and in non-convertible debt securities. Columbia anticipates that investments in companies not principally engaged in the real estate industry will be primarily in securities of companies some of whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages, or companies with substantial real estate assets relative to their stock market valuations, such as certain retailers and railroads.



         The types of non-convertible debt securities in which the Fund may invest include corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. The Fund will only invest in debt securities which are rated at the time of purchase in one of the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) or, if not rated, are determined to be of an equivalent quality by Columbia. See "Investment Objective and Policies of the Equity Fund" above for a description of the risks associated with investments in debt securities rated BBB by S&P or Baa by Moody's. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

         As a temporary defensive measure, the Fund may invest without limitation in cash, prime commercial paper, high grade debt securities, securities of the U.S. Government, its agencies and instrumentalities, high quality money market instruments (such as those listed under "Types of Obligations and Other Investment Information -- Money Market Instruments" below) and repurchase agreements at such times and in such proportions as, in the opinion of Columbia, prevailing market or economic conditions warrant. See "Types of Obligations and Additional Investment Information" below for information regarding additional investment policies of the Columbia Real Estate Equity Fund II.


INVESTMENT OBJECTIVE AND POLICIES OF THE ASSET ALLOCATION FUND

         The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet interprets the objective to refer to the Dow Jones Industrial Averages (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.


         The Fund seeks to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of Fleet's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed income senior securities, including debt securities and preferred stock. In selecting common stock for purchase by the Fund, Fleet will analyze the potential for changes in earnings and dividends for a foreseeable period. Debt securities purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) (or which, if unrated, are determined by Fleet to be of comparable quality). See "Investment Objective and Policies of the Equity Fund" above for a description of the risks associated with investments in debt securities rated BBB by S&P or Baa by Moody's. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.



         The Fund may also invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks, or governments or their political subdivisions or instrumentalities, or by supranational banks or other organizations, or indirectly by purchasing ADRs and EDRs. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction and development and international banking institutions and related governmental agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asia Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Types of Obligations and Other Investment Information -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Types of Obligations and Other Investment Information -- Options and Futures Contracts", "Types of Obligations and Other Investment Information -- Asset-Backed Securities", "Types of Obligations and Other Investment Information -- Mortgage-Backed Securities" and "Types of Obligations and Other Investment Information -- Foreign Currency Exchange Transactions" below.



         As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Types of Obligations and Other Investment Information -- Money Market Instruments" below) and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Asset Allocation Fund.


INVESTMENT OBJECTIVE AND POLICIES OF THE HIGH QUALITY BOND FUND


         The investment objective of the High Quality Bond Fund is to seek a high level of current income consistent with prudent risk of capital. The Fund invests its assets in corporate debt obligations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and in asset-backed and mortgage-backed securities.



         Under normal market and economic conditions, the Fund will invest at least 80% of its assets in high quality debt obligations that are rated, at the time of purchase, within the three highest rating categories assigned by S&P (AAA, AA and A) or Moody's (Aaa, Aa and A) (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and other "money market" instruments such as those listed below under "Types of Obligations and Other Investment Information -- Money Market Instruments." Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in Fleet's opinion, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.



         The Fund may also invest, from time to time, in obligations issued by state and local governmental issuers ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pretax basis, is comparable to that of corporate or U.S. debt obligations. See "Types of Obligations and Other Investment Information -- Municipal Securities" below. The High Quality Bond Fund may enter into interest rate futures contracts to hedge against changes in market values of fixed income instruments that the Fund holds or intends to purchase. See "Types of Obligations and Other Investment Information -- Options and Futures Contracts" below. At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.



         In addition, the Fund may acquire high quality obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in U.S. dollars and have an established over-the-counter market in the United States. The Fund may also invest in debt obligations of supranational entities. See "Investment Objective and Policies of the Asset Allocation Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.



         The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with Fleet's assessment of prospective changes in interest rates. The success of this strategy depends upon Fleet's ability to predict changes in interest rates.


         The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the High Quality Bond Fund.


INVESTMENT OBJECTIVE AND POLICIES OF THE COLUMBIA HIGH YIELD FUND II



         The primary investment objective of the Columbia High Yield Fund II is to seek to provide shareholders with a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary objective when consistent with the objective of high current income. The Fund may invest in a broad range of fixed income securities, consisting of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stock, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations.



         In attempting to achieve its investment objective, the Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated BB or lower by S&P or Ba or lower by Moody's. The Fund intends to invest primarily in "upper tier" noninvestment grade securities (that is, securities rated BB/Ba or B) and no more than 10% of the Fund's total assets will be invested in fixed income securities rated CCC or lower by S&P or Caa or lower by Moody's. The

Fund may also invest in unrated fixed income securities when Columbia believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated BB or less by S&P or Ba or less by Moody's are considered to be noninvestment grade. These types of bonds are commonly referred to as "junk bonds." They are subject to a high degree of risk and are considered speculative by the major Rating Agencies with respect to the issuer's ability to meet principal and interest payments. The Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program. See "Special Risk Considerations -- Lower-Rated Securities" for a description of the risks of investing in lower-rated securities. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.



         There are no limitations on the average maturity of the Fund's portfolio. Securities will be selected on the basis of Columbia's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the Fund's portfolio in response to anticipated changes in interest rates generally will be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in greater realized gains and losses than if the Fund held all securities to maturity.



         The Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may acquire common stock in the following circumstances: (i) in connection with the purchase of a unit of securities that includes both fixed income securities and common stock; (ii) when fixed income securities held by the Fund are converted by the issuer into common stock; (iii) upon the exercise of warrants attached to fixed income securities held by the Fund; and (iv) when purchased as part of a corporate transaction in which the holders of common stock will receive newly issued fixed income securities. Common stock acquired by the Fund in these circumstances may be held to permit orderly disposition or to establish long-term holding periods for federal income tax purposes.



         The Fund may invest up to 20% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars.



         Special tax considerations are associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Zero coupon and pay-in-kind securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

         The Fund generally will not trade in securities for short-term profits but, when circumstances warrant, it may purchase and sell securities without regard to the length of time held. A high portfolio turnover may increase transaction costs and may affect taxes paid by shareholders to the extent short-term or mid-term gains are distributed.



         As a temporary defensive measure, the Fund may invest without limitation in cash, prime commercial paper, high grade debt securities, securities of the U.S. Government, its agencies and instrumentalities, high quality money market instruments (such as those listed under "Types of Obligations and Other Investment Information -- Money Market Instruments" below) and repurchase agreements at such times and in such proportions as, in the opinion of Columbia, prevailing market or economic conditions warrant. See "Types of Obligations and Other Investment Information" below for information regarding additional investment policies of the Columbia High Yield Fund II.


SPECIAL RISK CONSIDERATIONS

         Market Risk


         The Equity Fund, Growth and Income Fund, Small Company Growth Fund and Columbia Real Estate Equity Fund II invest primarily, and the Asset Allocation Fund invests to a significant degree, in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.


         Interest Rate Risk

         To the extent that the Funds invest in fixed income securities, including municipal securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.


         Credit Risk



         Credit risk refers to the ability of a bond issuer to meet interest and principal payments when due. Generally, lower-rated (but higher yielding) bonds, such as those acquired by the Columbia High Yield Fund II, are subject to greater credit risk than higher quality (but lower yielding) bonds, such as those acquired by the High Quality Bond Fund. See "Lower-Rated Securities" below. The ratings of fixed income securities by S&P, Moody's and other Rating Agencies are a generally accepted barometer of credit risk. See Appendix A to the Statement of Additional Information for a description of the rating categories of S&P, Moody's and certain other Rating Agencies.

         Foreign Securities


         Investments in foreign securities involve higher costs for the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II than investments in U.S. securities, including higher transaction costs as well as the imposition in some cases of additional taxes by foreign governments. For example, fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges and the Funds may be subject in some cases to withholding and/or transfer taxes. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.



         Although the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of the Funds' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Funds' securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Funds make their investments could reduce the effect of increases and magnify the effect of decreases in the price of the Funds' securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.



         Real Estate Securities



         Although the Columbia Real Estate Equity Fund II will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general, local, and regional economic conditions, dependence on management skills and heavy cash flow, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, natural disasters, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. These risks may be more significant to the extent the Fund's investments are concentrated in a particular geographic region.

         In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills, may not be diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, a REIT could fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a borrower or lessee defaults, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.



         Lower-Rated Securities



         The lower-rated but higher yielding bonds purchased by the Columbia High Yield Fund II may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. In addition, high yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. The securities ratings assigned by S&P, Moody's and other Rating Agencies are based largely on the issuer's historical financial condition and the Rating Agency's investment analysis at the time of the rating. As a result, the rating assigned to a security does not necessarily reflect the issuer's current financial condition, which may be better or worse than the rating indicates. Credit ratings are only one factor Columbia relies on in evaluating lower-rated fixed income securities. The analysis by Columbia of a lower-rated security may also include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. Columbia also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. Because of the number of investment considerations involved in investing in lower-rated securities, achievement of the Fund's investment objective may be more dependent upon Columbia's credit analysis than is the case with investing in higher quality debt securities.



         The recent growth in the market for lower-rated debt securities has paralleled a long economic expansion. Past experience, therefore, may not provide an accurate indication of future performance of this market, particularly during a significant economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on the ability of the issuers of the Fund's securities to pay principal and interest, meet projected business goals, and obtain additional financing. These circumstances also may result in a higher incidence of defaults compared to higher-rated securities. As a result, adverse changes in economic conditions and increases in interest rates may adversely affect the market for lower-rated debt securities, the value of such securities in the Fund's portfolio, and, therefore, the Fund's net asset value. As a result, investment in the Fund is more speculative than investment in a fund that invests primarily in higher-rated debt securities.

         Although the Fund intends generally to purchase lower-rated securities that have secondary markets, these markets may be less liquid and less active than markets for higher-rated securities. These factors may limit the ability of the Fund to sell lower-rated securities at their expected value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.



             TYPES OF OBLIGATIONS AND OTHER INVESTMENT INFORMATION

         The investment methods and techniques described in this Prospectus are among those which one or more of the Funds have the ability to utilize. Some may be employed on a regular basis; others may not be used at all.
Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

U.S. GOVERNMENT OBLIGATIONS


         Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent described above under "Investment Objectives and Policies." Such obligations include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.


         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

MONEY MARKET INSTRUMENTS

         "Money market" instruments include bank obligations and commercial paper.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance

Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.


         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet or Columbia, as the case may be, believes that the credit risk with respect to the instrument is minimal.


         Commercial paper may include variable and floating rate instruments, which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below for a discussion of possible consequences to the Funds as a result of investing in Rule 144A securities.

TYPES OF MUNICIPAL SECURITIES

         The two principal classifications of municipal securities which may be held by the High Quality Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The High Quality Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. The failure by a state or municipality to restore such a reserve fund could adversely affect the ability of an issuer of moral obligation securities to meet its payment obligations.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet or Columbia, as the case may be, under guidelines approved by GALAXY VIP's Board of Trustees. No Fund will enter into repurchase agreements with Fleet, Columbia or any of their affiliates. Securities subject to repurchase agreements may bear maturities exceeding thirteen months. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limit (15% with respect to the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II) on such investments described under "Investment Limitations" below.


         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

SECURITIES LENDING


         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet or Columbia, as the case may be, to be of good standing and only when, in Fleet's or Columbia's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.


INVESTMENT COMPANY SECURITIES


         Each Fund except the Money Market Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds or any other investment companies advised by Fleet or Columbia. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.


REITS


         The Columbia Real Estate Equity Fund II may invest without limit in REITs. The Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund may invest up to 10% of their respective net assets in REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real-estated related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.



         REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for pass-through of income under the Code and to maintain exemption from the 1940 Act. See "Investment Objectives and Policies -- Special Risk Considerations -- Real Estate Securities" above.


         REITs pays dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

GUARANTEED INVESTMENT CONTRACTS


         The Money Market Fund and High Quality Bond Fund may invest in guaranteed investment contracts ("GICs") issued or guaranteed by United States insurance companies. The High Quality Bond Fund may also enter into GICs issued or guaranteed by Canadian insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the Fund's quality requirements as described above under "Investment Objectives and Policies -- Investment Objectives and Policies of the Money Market Fund." The High Quality Bond Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high rating from a nationally recognized service which provides ratings of insurance companies. The Funds will not purchase GICs from Participating Insurance Companies or their affiliated life insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

         The High Quality Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Fund's 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES


         The Money Market Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Money Market Fund will invest not more than 10% of its total assets in asset-backed securities and will only purchase asset-backed securities that meet the Fund's applicable quality requirements as described above under "Investment Objectives and Policies -- Investment Objective and Policies of the Money Market Fund." See "Mortgage-Backed and Asset-Backed Securities" in the Statement of Additional Information.


MORTGAGE-BACKED SECURITIES


         The Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the GNMA, the FNMA, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment. See "Mortgage-Backed and Asset-Backed Securities" in the Statement of Additional Information.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS


         The Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.


         For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


         Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's or Columbia's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS


         To the extent consistent with their investment objectives, the Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.



         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investments in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. Obligations issued by the U.S. Government may be considered liquid under guidelines established by GALAXY VIP's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Fleet or Columbia, as the case may be, may determine that SMBS acquired by a Fund are liquid under guidelines established by the Board of Trustees.



OPTIONS AND FUTURES CONTRACTS



         Options. Each Fund other than the Money Market Fund and High Quality Bond Fund may engage in writing covered call options. The Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may also buy put options, buy call options and sell, or "write", secured put options on particular securities or various securities indices or foreign currencies. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the options contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.



         Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options must be listed on a national securities exchange and issued by the Options Clearing Corporation.



         Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option.



         Futures and Related Options. The Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, High Quality Bond Fund and Columbia High Yield Fund II may invest to a limited extent in futures contracts, and the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may invest in options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).



         The Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by a Fund are subject to Fleet's or Columbia's ability to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements.



         More information regarding futures contracts and related options can be found in Appendix B to the Statement of Additional Information.



CONVERTIBLE SECURITIES



         Each Fund except the Money Market Fund may from time to time, in accordance with its investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities.



         Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and therefore, have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. In selecting convertible securities for the Funds, Fleet or Columbia, as the case may be, evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and Columbia consider numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         The Growth and Income Fund may invest in convertible bonds rated BB or higher by S&P or Fitch, or Ba or higher by Moody's at the time of investment. Securities rated BB by S&P or Fitch or Ba by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment-grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than high-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of the Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below BB or Ba after the Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Fund does not intend to invest in such lower-rated bonds during the current fiscal year.



         Convertible bonds acquired by the Columbia High Yield Fund II will generally be rated BB or lower by S&P or Ba or lower by Moody's. See "Investment Objectives and Policies -- Special Risk Considerations -- Lower-Rated Securities" above for a description of the risks associated with investments in such lower-rated securities.



SWAP AGREEMENTS AND INDEXED SECURITIES



         The Growth and Income Fund and Small Company Growth Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors as a way to manage their exposure to different types of investments. These Funds may also invest in indexed securities. The value of indexed securities is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Neither Fund intends to invest more than 5% of its total assets in swap agreements or indexed securities.



DERIVATIVE SECURITIES



         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, options, futures, indexed securities, swap agreements and foreign currency exchange transactions.



         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.



         Fleet or Columbia, as the case may be, will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's or Columbia's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies -- Derivative Securities" in the Statement of Additional Information for additional information.



AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS



         The Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund may invest in ADRs and EDRs. The Growth and Income Fund and Small Company Growth Fund may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Investment Objectives and Policies -- Special Risk Considerations -- Foreign Securities."


FOREIGN CURRENCY EXCHANGE TRANSACTIONS


         Because the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may buy and sell securities and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. The Funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another - - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - - at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.



         Forward foreign currency exchange contracts also allow the Funds to hedge the currency risk of portfolio securities denominated in a foreign currency. By separating the asset and the currency decision, this technique permits the assessment of the merits of a security separately from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, the forward foreign currency exchange contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to the Funds if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by GALAXY VIP's Board of Trustees.



         The Funds may maintain "short" positions in forward foreign currency exchange transactions, which would involve a Fund's agreeing to exchange currency that it currently does not own for another currency - - for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars - - at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash or liquid securities equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the cash and securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the Statement of Additional Information for additional information regarding foreign currency exchange transactions.


WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS


         Each Fund other than the Money Market Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell eligible securities on a "forward commitment" basis. Each of these Funds may also purchase and sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet or Columbia, as the case may be, to manage the Fund might be adversely affected. The Funds will not engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives. See the Statement of Additional Information for additional information regarding when-issued, forward commitment and delayed settlement transactions.


STAND-BY COMMITMENTS

         The High Quality Bond Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal securities at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Fund would be valued at zero in determining the Fund's net asset value.

PORTFOLIO TURNOVER


         Each Fund may sell a portfolio investment soon after its acquisition if Fleet or Columbia, as the case may be, believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions.



                             INVESTMENT LIMITATIONS

         The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

         No Fund may:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.


         2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by Fleet or Columbia) and then in amounts not in excess of 10% with respect to the Money Market Fund and High Quality Bond Fund, or 33% with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II, of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% with respect to the Money Market Fund and High Quality Bond Fund, or 33% with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II, of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% with respect to the Money Market Fund and High Quality Bond Fund, or 33% with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II, of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. With respect to each Fund other than the Money Market Fund, if the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities.



         3. Invest more than 10% (15% with respect to the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.



         4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and

                 Columbia High Yield Fund II may be invested without regard to such 5% Limitation, provided that the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, but the Fund may not hold more than one such investment at any one time.



         5. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); and further provided that the Columbia Real Estate Equity Fund II will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry.


         With respect to Investment Limitation No. 4 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.


         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933, as amended, for resale of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the limitations on purchases of illiquid instruments described in Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet or Columbia, as the case may be, has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


         In addition to the restrictions set forth above and those set forth in the Statement of Additional Information, each Fund may be subject to investment restrictions imposed under state insurance laws and regulations. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of its shareholders, with the requirements as so modified.

         If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of the limitation.



                               PRICING OF SHARES

         Net asset value per share of each Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which GALAXY VIP observes are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of outstanding shares of the Fund.

VALUATION OF THE MONEY MARKET FUND

         The Money Market Fund's assets are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Although GALAXY VIP seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value per share will not vary.


VALUATION OF THE EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND AND COLUMBIA HIGH YIELD FUND II



         The assets in the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet or Columbia, as the case may be, under the supervision of GALAXY VIP's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

VALUATION OF THE HIGH QUALITY BOND FUND


         The assets in the High Quality Bond Fund are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by GALAXY VIP's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include considerations of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value.



                       PURCHASE AND REDEMPTION OF SHARES

DISTRIBUTOR

         Shares in each Fund are sold on a continuous basis by GALAXY VIP's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. and an indirect wholly-owned subsidiary of First Data Corporation. FD Distributors is a registered broker/dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581.

PURCHASE AND REDEMPTION OF SHARES

         Investors may not purchase or redeem shares of the Funds directly, but only through variable annuity contracts and variable life insurance policies offered through the Separate Accounts of Participating Insurance Companies.
You should refer to the prospectus of the Participating Insurance Company's Separate Account for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds of GALAXY VIP as investment options for your contract or policy and how to redeem monies from GALAXY VIP.

         The Separate Accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies. Orders received by GALAXY VIP are effected on days on which the Exchange is open for trading. Orders for the purchase of shares of a Fund are effected at the net asset value per share next calculated after an order is received in good order by the Fund. Redemptions are effected at the net asset value per share next calculated after receipt of a redemption request in good order by a Fund. Payment for redemptions will be made by the Funds within seven days after the request is received. GALAXY VIP may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

         The Funds do not assess any fees, either when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. These fees should be described in the Participating Insurance Companies' prospectuses.

         Shares of the Funds may be sold to and held by Separate Accounts that fund variable annuity and variable life insurance contracts issued by both affiliated and unaffiliated Participating Insurance Companies. As of the date of this Prospectus, shares of GALAXY VIP are offered only to Separate Accounts funding variable annuity contracts issued by American Skandia Life Assurance Corporation, an indirect wholly-owned subsidiary of Skandia Insurance Company, Ltd., and its affiliated life insurance companies. GALAXY VIP currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. Should a material unreconcilable conflict arise between the holders of variable annuity contracts and variable life insurance policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. GALAXY VIP assumes no responsibility for such prospectuses.

                          DIVIDENDS AND DISTRIBUTIONS


         Each Fund expects to distribute substantially all of its net investment income and capital gains each year. Dividends for the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II are declared daily and paid monthly. Dividends for the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund are declared and paid quarterly. Net capital gains, if any, will be distributed at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.

                                     TAXES


         Each of the Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund qualified during its last taxable year and intends to continue to qualify, and each of the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II intends to qualify, as a "regulated investment company" under the Code, which would generally relieve a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. In order to so qualify, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax favored status of variable annuity contracts and variable life insurance policies based on a segregated asset account which invests in the Fund.


         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. Each Fund intends to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, a failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year (including the annual cost of life insurance, if any, provided under such policy).

         Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

         Persons investing in a variable annuity or variable life insurance contract offered by a segregated asset account investing in a Fund should refer to the prospectus with respect to such contract for further tax information.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his or her own tax adviser as to the tax consequences of investments in the Funds.


                            MANAGEMENT OF GALAXY VIP


         The business and affairs of GALAXY VIP are managed under the direction of GALAXY VIP's Board of Trustees. The Board of Trustees approves all significant agreements between GALAXY VIP and persons or companies furnishing services to GALAXY VIP. The day-to-day operations of GALAXY VIP are delegated to its elected officers, subject to the investment objectives and policies of GALAXY VIP, the general supervision of the Board of Trustees and applicable state law. GALAXY VIP's Statement of Additional Information contains the names of and general background information concerning the Trustees.



INVESTMENT ADVISERS



         Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109-1810, serves as the investment adviser to the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the investment portfolios of The Galaxy Fund and Galaxy Fund II. Columbia, with principal offices at 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350, serves as investment adviser to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II. Columbia, which commenced operations in 1969, also manages the investment portfolios of Columbia Funds. Fleet and Columbia are indirect wholly-owned subsidiaries of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $85 billion at December 31, 1996.



         Subject to the general supervision of GALAXY VIP's Board of Trustees and in accordance with the Funds' respective investment policies, Fleet and Columbia manage the respective Funds, make decisions with respect to and place orders for all purchases and sales of their portfolio securities and maintain related records.



         Harold A. Mackinney, Jr., Brendan Henebry, Stephen D. Barbaro, Donald Jones and Marie M. Schofield are the portfolio managers of the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund, respectively. Each portfolio manager is primarily responsible for the day-to-day management of the respective Fund's investment portfolio. Messrs. Mackinney and Jones have served as the respective portfolio managers of the Equity Fund and Asset Allocation Fund since commencement of each Fund's operations. Mr. Mackinney is Chairman of the Board of Fleet and has been engaged in providing investment management services on behalf of Fleet and/or its affiliates since 1962. Mr. Henebry has been associated with Fleet as a portfolio manager since 1995 and currently serves as Vice President.
Prior to joining Fleet, Mr. Henebry was associated with Shawmut Bank where he served as Vice President and managed the Growth and Income Equity Management Group. Mr. Barbaro, a

Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976. Mr. Jones has been associated with Fleet as a portfolio manager since 1988 and currently serves as Vice President. Ms. Schofield, who became the portfolio manager of the High Quality Bond Fund on March 1, 1996, is a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over 20 years.



         David W. Jellison and Jeffrey L. Rippey are the portfolio managers of the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, respectively. Each portfolio manager is primarily responsible for the day-to-day management of the respective Fund's investment portfolio. Mr. Jellison is a Vice President of Columbia and a Chartered Financial Analyst. Prior to joining Columbia in 1992, Mr. Jellison was a Senior Research Associate for RCM Capital Management. Mr. Rippey has been associated with Columbia since 1981 and currently serves as Vice President. Mr. Rippey is a Chartered Financial Analyst.



         For the services provided and expenses assumed with respect to the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of
 .40% of the average daily net assets of the Money Market Fund, at the annual rate of .75% of the average daily net assets of the Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund, respectively, and at the annual rate of .55% of the average daily net assets of the High Quality Bond Fund. For the services provided and expenses assumed with respect to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, Columbia is entitled to received advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Columbia Real Estate Equity Fund II and at the annual rate of .60% of the average daily net assets of the Columbia High Yield Fund II. The advisory fees for the Funds are higher than fees paid by some other mutual funds, although the Board of Trustees of GALAXY VIP believes that they are not higher than average advisory fees paid by funds with similar investment objectives and policies.



         Fleet and Columbia may from time to time, in their discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of their advisory fees to subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and other services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Money Market Fund and High Quality Bond Fund, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended December 31, 1996, Fleet received advisory fees (after fee waivers) at the effective rates of 0.15% of the Money Market Fund's average daily net assets, 0.75% of the Equity Fund's average daily net assets, 0.75% of the Asset Allocation Fund's average daily net assets and 0.15% of the High Quality Bond Fund's average daily net assets, respectively.


AUTHORITY TO ACT AS INVESTMENT ADVISER

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, Columbia and the Funds' custodian are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, GALAXY VIP might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder.


ADMINISTRATOR

         First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, is the Funds' administrator. FDISG's offices are located at 4400 Computer Drive, Westboro, Massachusetts 01581.

         FDISG generally assists the Funds in their administration and operation. FDISG also serves as administrator to the portfolios of The Galaxy Fund and Galaxy Fund II. For the services provided to the Funds, FDISG is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .085% of the first $1 billion of the combined average daily net assets of the Funds, and declining percentages of assets in excess of $1 billion. The minimum aggregate annual fee payable for administration services is $100,000. In addition, FDISG also receives a separate annual fee from each Fund for certain fund accounting services and is paid by each Fund for custody services provided by The Chase Manhattan Bank. From time to time, FDISG may waive voluntarily all or a portion of the administration fee payable to it by the Funds.


                    DESCRIPTION OF GALAXY VIP AND ITS SHARES


         GALAXY VIP was organized as a Massachusetts business trust on May 27, 1992. GALAXY VIP is a series fund authorized to issue the following eight classes of units of beneficial interest: Class A shares, representing interests in the Money Market Fund; Class B shares, representing interests in the Equity Fund; Class C shares, representing interests in the Asset Allocation Fund; Class D shares, representing interests in the High Quality Bond Fund; Class E shares, representing interests in the Small Company Growth Fund; Class F shares, representing interests in the Growth and Income Fund; Class G shares, representing interests in the Columbia Real Estate Equity Fund II; and Class H shares, representing interests in the Columbia High Yield Fund II. Each share of GALAXY VIP has a par value of $.001 per share, represents an equal proportionate interest in the related Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees. GALAXY VIP's Agreement and Declaration of

Trust authorizes the Board of Trustees to classify or reclassify any class or series of shares into one or more classes or series of shares.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class. The rights accompanying Fund shares are legally vested in the Separate Accounts. However, Participating Insurance Companies will vote Fund shares held in their Separate Accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies. Each Participating Insurance Company will vote Fund shares held in its Separate Accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the prospectuses relating to those Accounts issued by the Participating Insurance Companies.

         GALAXY VIP is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more Trustees and such meeting will be called when requested by the holders of record of 10% or more of GALAXY VIP's outstanding shares. To the extent required by law, GALAXY VIP will assist in shareholder communications in such matters.


                                   CUSTODIAN

         The Chase Manhattan Bank ("Chase"), located at 1 Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Services performed by Chase for the Funds are described in the Statement of Additional Information.


                                    EXPENSES


         GALAXY VIP bears the expenses in connection with the Funds' operations, whether incurred directly or on its behalf by Fleet, Columbia, FDISG or the Participating Insurance Companies, including taxes; interest; fees (including fees paid to its Trustees and officers who are not affiliated with FDISG); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, fund accounting and custody fees; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and meetings; and any extraordinary expenses. Otherwise, Fleet, Columbia and FDISG bear their own expenses incurred in connection with performing services for the Funds. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                       PERFORMANCE AND YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the performance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant bond indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

         Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, as well as in publications of a local or regional nature may be used in comparing the performance and yields of the Funds.

         The yield of the Money Market Fund will refer to the income generated over a seven-day period identified in the advertisement. This income is annualized, i.e. the income during a particular week is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The Money Market Fund may also advertise its effective yield which is calculated similarly but, when annualized, the income from an investment in the Fund is assumed to be reinvested. Consequently, the "effective yield" will be slightly higher because of the compounding effect.

         The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the net asset value per share on the last day of the period, and annualizing the result on a semi-annual basis. The Funds may also advertise their "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

         The Funds may also advertise their performance using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return assume that dividend and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

         Performance and yields of the Funds will fluctuate and any quotation of performance or yield should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions.

         Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds can be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and be reviewed with, performance information for the insurance product which invests in the Funds.


         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.



                                 MISCELLANEOUS

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of GALAXY VIP or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of GALAXY VIP or such Fund, or (b) 67% or more of the shares of GALAXY VIP or such Fund present at a meeting if more than 50% of the outstanding shares of GALAXY VIP or such Fund are represented at the meeting in person or by proxy.

         Inquiries regarding GALAXY VIP should be made to GALAXY VIP's offices at 4400 Computer Drive, Westboro, Massachusetts 01581. Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Funds' independent certified public accountants. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GALAXY VIP. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY GALAXY VIP IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               THE GALAXY VIP FUND

                                    FORM N-1A

                              CROSS REFERENCE SHEET

                             PURSUANT TO RULE 495(a)


Part B
Item No                                   Statement of Additional Information Heading
-------                                   -------------------------------------------
I.    Table of Contents...........        Table of Contents

II.   General Information and
      History.....................        Not Applicable

III.  Investment Objectives and
      Policies....................        Investment Objectives and Policies; Net Asset
                                          Value-Money Market Fund; Dividends-Money
                                          Market Fund

IV.   Management of the Fund......        Trustees and Officers; Miscellaneous

V.    Control Persons and Principal
      Holders of Securities.......        See Prospectus -- "Management of Galaxy VIP"

VI.   Investment Advisory and
      Other Services..............        Advisory, Administration and Custodian
                                          Agreements; Distributor; Auditors; Counsel

VII.  Brokerage Allocation and
      Other Practices.............        Portfolio Transactions

VIII. Capital Stock and Other
       Securities.................        Description of Shares

IX.   Purchase, Redemption and
      Pricing of Securities
      Being Offered...............        Net Asset Value -- Money Market Fund; Additional
                                          Purchase and Redemption Information; Description
                                          of Shares

X.    Tax Status..................        Not Applicable

XI.   Underwriters................        Portfolio Transactions

XII.  Calculation of
      Performance Data............        Performance and Yield Information

XIII. Financial Statements........        Financial Statements


                                      (ii)

                              THE GALAXY VIP FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND

                                  EQUITY FUND


                             GROWTH AND INCOME FUND



                           SMALL COMPANY GROWTH FUND



                      COLUMBIA REAL ESTATE EQUITY FUND II


                             ASSET ALLOCATION FUND

                             HIGH QUALITY BOND FUND


                          COLUMBIA HIGH YIELD FUND II



                                _________, 1998

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus (the "Prospectus") for the investment portfolios of The Galaxy VIP Fund ("GALAXY VIP") dated _________, 1998 as it may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. No investment in shares of the Funds should be made without reading the Prospectus. Copies of the Prospectus may be obtained by writing GALAXY VIP c/o First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling your Participating Insurance Company.

                               TABLE OF CONTENTS


                                                                                                                         Page
                                                                                                                         ----
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Variable and Floating Rate Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Mortgage-Backed and Asset-Backed Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         When-Issued, Forward Commitment and Delayed Settlement Transactions  . . . . . . . . . . . . . . . . . . . . . .   3
         Stand-By Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Repurchase Agreements; Reverse Repurchase Agreements; Loans of Portfolio Securities  . . . . . . . . . . . . . .   5
         U.S. Government Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Derivative Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Portfolio Securities Generally -- Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Additional Investment Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

NET ASSET VALUE - MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

DIVIDENDS - MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Shareholder and Trustee Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ADVISORY, ADMINISTRATION AND CUSTODIAN AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Yield Quotations -- Money Market Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Yield and Total Return Quotations -- Non-Money Market Funds  . . . . . . . . . . . . . . . . . . . . . . . . . .  26

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                                                                                         Page
                                                                                                                         ----
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

APPENDIX B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-1

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    FS-1

                       INVESTMENT OBJECTIVES AND POLICIES


         GALAXY VIP offers units of beneficial interest ("Shares") representing interests in eight investment portfolios: the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (collectively, the "Funds"). This Statement of Additional Information provides additional investment information with respect to all Funds and should be read in conjunction with the current Prospectus.


VARIABLE AND FLOATING RATE OBLIGATIONS

         The Money Market Fund may purchase variable and floating rate instruments as described in the Prospectus. If such an instrument is not rated, the investment adviser to the Fund, Fleet Investment Advisors Inc. ("Fleet"), must determine that such instrument is comparable to rated instruments eligible for purchase by the Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of the Fund, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.

         Variable and floating rate obligations held by the Money Market Fund may have maturities of more than thirteen months, provided the Fund is entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

         Variable and floating rate obligations with a demand feature held by the Money Market Fund will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.


         The Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may also purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectus.


BANK OBLIGATIONS


         For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches. Investments by the Equity Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


         Mortgage-backed securities include fixed and adjustable Mortgage Pass-Through Certificates, which provide the holder with a pro-rata share of interest and principal payments on a pool of mortgages, ordinarily on residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association ("GNMA") (also known as "Ginnie Maes") are guaranteed as to the timely payment of principal and interest by GNMA, whose guarantee is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of principal and interest by FNMA. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the FNMA to borrow from the Treasury. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC is required to remit the amount due on account of its guarantee of ultimate payment of principal no later than one year after it becomes payable.



         Mortgage-backed securities also include collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Although the relative payment rights of these classes can be structured in a number of different ways, most often payments of principal are applied to the CMO classes in order of respective stated maturities. CMOs can expose a Fund to more volatility and interest rate risk than other types of mortgage-backed securities.


         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate will have the effect of shortening the maturity of the security. If a Fund has purchased a mortgage-backed or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

         In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-backed securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

         These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS


         When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, a Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeds 25% of the value of its total assets.



         When a Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.


STAND-BY COMMITMENTS

         Under a "stand-by commitment," a dealer agrees to purchase from the High Quality Bond Fund, at the Fund's option, specified securities at a specified price. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

         Although "stand-by commitments" are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         The Fund will enter into "stand-by commitments" only with banks and broker/dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," Fleet, as the Fund's investment adviser, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         The Fund will acquire "stand-by commitments" solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" will be valued at zero in determining the Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES


         Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").



         Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or other liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Fund in connection with such loans would be invested in high quality, short-term "money market" instruments.


U.S. GOVERNMENT SECURITIES

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.


DERIVATIVE SECURITIES



         OPTIONS TRADING



         As stated in the Prospectus, (i) each Fund other than the Money Market Fund and High Quality Bond Fund may write covered call options on securities and (ii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may purchase put and call options based on any type of security, index or currency. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Put and call options purchased by a Fund will be valued at the last sale price each day or, in the absence of such a price, at the mean between bid and asked prices.



         A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.



         The call options written by a Fund will be "covered", which means that the Fund writing the option owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved owns securities whose price changes, in the opinion of Fleet or Columbia Management Co., the investment adviser for the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II, are expected to be substantially similar to those of the index or maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.



         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.



         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to prevent the underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on the underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. As a result, the writer in such circumstances would be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if Fleet or Columbia believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.



         When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.



         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may result in a loss because of market behavior or unexpected events.



         FUTURES CONTRACTS



         The Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, High Quality Bond Fund and Columbia High Yield Fund II may enter into financial futures contracts, which are commodity contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a security or a foreign currency, or the cash value of a securities index, during a specified future period at a specified price. The High Quality Bond Fund will only write contracts (both purchases and sales) for the future delivery of fixed income securities (commonly known as interest rate futures contracts). See Appendix B to this Statement of Additional Information for additional information on futures contracts.



         INDEXED SECURITIES



         The Growth and Income Fund and Small Company Growth Fund may invest in a type of derivative security known as indexed securities. The value of these securities is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.



         SWAP AGREEMENTS



         As one way of managing their exposure to different types of investments, the Growth and Income Fund and Small Company Growth Fund may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds a designated level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.



         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.



         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.



         FOREIGN CURRENCY EXCHANGE TRANSACTIONS



         Because the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.



         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.



         A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.



PORTFOLIO SECURITIES GENERALLY -- MONEY MARKET FUND


         Subsequent to its purchase by the Money Market Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund should continue to hold the obligation. The Fund may continue to hold the obligation if the Board of Trustees or Fleet determines that retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).


         No Fund may:


         1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         2. Act as an underwriter within the meaning of the Securities Act of 1933, except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.



         3. Purchase or sell real estate, except that each Fund may purchase securities which are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds other than the Columbia Real Estate Equity Fund II and the Columbia High Yield Fund II will not purchase or sell interests in real estate limited partnerships.



         4. Purchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that (i) the High Quality Bond Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; (ii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may enter into futures contracts and options on futures contracts; and (iii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.



         5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
                 (i) the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Funds does not exceed 25% of the value of their respective total assets; (ii) the Equity Fund and Asset Allocation Fund may purchase put and call options to the extent permitted by their respective investment objectives and policies; and (iii) the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II may purchase put and call options and sell or write secured put options to the extent permitted by their respective investment objectives and policies.


         6. Invest in companies for the purpose of exercising management or control.

         7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund other than the Money Market Fund may acquire such securities in accordance with the 1940 Act.


         In addition to the above limitations:


         8. The Money Market Fund may not purchase any securities other than "money-market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.



         9. The Money Market, Equity and High Quality Bond Funds may not purchase foreign securities, except certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; provided, however, that (i) the High Quality Bond Fund may also purchase obligations of Canadian Provincial Governments in accordance with the Fund's investment objective and policies; (ii) the Equity Fund may purchase securities issued by foreign banks, commercial paper issued by Canadian issuers and other securities of Canadian companies in accordance with its investment objective and policies; and
                 (iii) the Equity Fund may invest up to 20% of its total assets in American Depository Receipts and European Depository Receipts.





                      NET ASSET VALUE - MONEY MARKET FUND

         GALAXY VIP uses the amortized cost method of valuation to value Shares of the Money Market Fund. In order to use the amortized cost method, the Fund complies with the various quality and maturity restrictions specified in Rule 2a-7 ("Rule 2a-7") promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of GALAXY VIP's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.


         The Money Market Fund invests only in instruments which meet the applicable quality requirements of Rule 2a-7 and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than thirteen months nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. GALAXY VIP's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund, calculated by using available market quotations, deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.



                         DIVIDENDS - MONEY MARKET FUND

         As stated, GALAXY VIP uses its best efforts to maintain the net asset value per Share of the Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Fund, it is possible that the Fund's net asset value per Share may fall below $1.00.
Should GALAXY VIP incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds Shares of the Fund and in its receiving upon redemption a price per Share lower than that which it paid.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"). As described in the Prospectus, Shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of Shares purchased and the aggregate number of Shares currently held.



         Each Fund determines its net asset value per Share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued and not yet received) and dividing the result by the total number of Shares outstanding.



         GALAXY VIP may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.



                             DESCRIPTION OF SHARES


         GALAXY VIP is a Massachusetts business trust. GALAXY VIP's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares and to classify or reclassify any unissued Shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of eight classes of Shares, each representing interests in one of eight separate investment portfolios: Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II.


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of GALAXY VIP or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of GALAXY VIP not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as GALAXY VIP shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of GALAXY VIP voting without regard to class.

         Shareholders are entitled to one vote for each full Share held and fractional votes for fractional Shares held, and will vote in the aggregate, and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of GALAXY VIP's outstanding Shares may elect all of the trustees, irrespective of the votes of other shareholders.

         GALAXY VIP does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. GALAXY VIP's Agreement and Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon the written request of shareholders owning at least 10% of the outstanding Shares of GALAXY VIP entitled to vote.

         GALAXY VIP's Agreement and Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a class of Shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of Shares into money and, in connection therewith, to cause all outstanding Shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of Shares with the assets belonging to one or more other classes of Shares of GALAXY VIP if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding Shares of any such class to be redeemed at their net asset value or converted into Shares of another class of GALAXY VIP's Shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940

Act. The Board of Trustees may authorize the termination of any class of Shares after the assets belonging to such class have been distributed to its shareholders.

                             TRUSTEES AND OFFICERS

         The trustees and executive officers of GALAXY VIP, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                            Positions                Principal Occupation
                                                            with                     During Past 5 Years
                 Name and Address                           GALAXY VIP               and Other Affiliations
                 ----------------                           ----------               ----------------------
                 Dwight E. Vicks, Jr.                       Chairman &               President & Director, Vicks Lithograph &
                 Vicks Lithograph &                         Trustee                  Printing Corporation (book manufacturing
                  Printing Corporation                                               and commercial printing); Director, Utica
                 Commercial Drive                                                    Fire Insurance Company; Trustee, Savings
                 P.O. Box 270                                                        Bank of Utica; Director, Monitor Life
                 Yorkville, NY  13495                                                Insurance Company; Director, Commercial
                 Age 62                                                              Travelers Mutual Insurance Company;
                                                                                     Trustee, The Galaxy Fund; Trustee, Galaxy
                                                                                     Fund II.

                 John T. O'Neill(1)                         President,               Executive Vice President and CFO, Hasbro,
                 Hasbro, Inc.                               Treasurer &              Inc. (toy and game manufacturer); Trustee,
                 200 Narragansett                           Trustee                  The Galaxy Fund; Trustee, Galaxy Fund II.
                  Park Drive
                 Pawtucket, RI  02862
                 Age 52

                 Louis DeThomasis                           Trustee                  President, Saint Mary's College of
                 Saint Mary's College                                                Minnesota; Director, Bright Day Travel,
                  of Minnesota                                                       Inc.; Trustee, Religious Communities
                 Winona, MN  55987                                                   Trust; Trustee, The Galaxy Fund; Trustee,
                 Age 55                                                              Galaxy Fund II.

                                                            Positions                Principal Occupation
                                                            with                     During Past 5 Years
                 Name and Address                           GALAXY VIP               and Other Affiliations
                 ----------------                           ----------               ----------------------
                 Donald B. Miller                           Trustee                  Chairman, Horizon Media, Inc. (broadcast
                 10725 Quail Covey Road                                              services); Director/Trustee, Lexington
                 Boynton Beach, FL  33436                                            Funds; Chairman, Executive Committee,
                 Age 70                                                              Compton International, Inc. (advertising
                                                                                     agency); Trustee, Keuka College; Trustee,
                                                                                     The Galaxy Fund; Trustee, Galaxy Fund II.

                 James M. Seed                              Trustee                  Chairman and President, The Astra
                 The Astra Ventures, Inc.                                            Projects, Incorporated (land development);
                 One Citizens Plaza                                                  President, The Astra Ventures,
                 Providence, RI  02903                                               Incorporated (previously, Buffinton Box
                 Age 55                                                              Company - manufacturer of cardboard
                                                                                     boxes); Commissioner, Rhode Island
                                                                                     Investment Commission; Trustee, The Galaxy
                                                                                     Fund; Trustee, Galaxy Fund II.

                 Bradford S. Wellman(1)                     Trustee                  Private Investor; Director, Essex County
                 P.O. Box 2099                                                       Gas Company, until January 1994; Director,
                 Bangor, ME  04402                                                   Maine Mutual Fire Insurance Co.; Member,
                 Age 65                                                              Maine Finance Authority until September
                                                                                     1995; Trustee, The Galaxy Fund; Trustee,
                                                                                     Galaxy Fund II.

                 W. Bruce McConnel, III                     Secretary                Partner of the law firm Drinker Biddle &
                 1345 Chestnut Street                                                Reath LLP, Philadelphia, Pennsylvania.
                 Philadelphia, PA  19107
                 Age 54

                                                            Positions                Principal Occupation
                                                            with                     During Past 5 Years
                 Name and Address                           GALAXY VIP               and Other Affiliations
                 ----------------                           ----------               ----------------------
                 Jylanne Dunne                              Vice President and       First Data Investor Services Group, Inc.,
                 First Data Investor Services               Assistant Treasurer      1990 to present.
                 Group, Inc.
                 4400 Computer Drive
                 Westboro, MA  01581-5108
                 Age 37

-------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.


         Effective November 1, 1996, each trustee receives an annual aggregate fee of $29,000 for his services as a trustee of GALAXY VIP, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person GALAXY VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $500 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets.


         For the fiscal year ended October 31, 1996, each trustee was authorized to receive an annual aggregate fee of $18,000 for his services as a trustee of GALAXY VIP and Galaxy plus a separate annual fee of $5,000 for his services as a trustee of Galaxy II, in addition to meeting fees of $1,500 for each in-person Galaxy Board meeting attended, $1,500 for each in-person GALAXY VIP Board meeting attended not held concurrently with a Galaxy Board meeting, and $750 for each Galaxy II Board meeting attended, and reimbursement for expenses incurred in attending meetings. Annual fees to the Chairman of the Boards and the President and Treasurer of the Trusts were the same as the current fees as were the fees for telephone and Board committee meetings.

         Beginning March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the Shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a Fund's assets, liabilities and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a Fund to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.



         No employee of First Data Investor Services Group, Inc. receives any compensation from GALAXY VIP for acting as an officer. No person who is an officer, director or employee of Fleet, Columbia, or any of their affiliates, serves as a trustee, officer or employee of GALAXY VIP. As of the date of this Statement of Additional Information, the trustees and officers of GALAXY VIP own less than 1% of its outstanding Shares.


         The following chart provides certain information about the fees received by GALAXY VIP's trustees in the most recently completed fiscal year.

------------------------------------------------------------------------------------------------------------
                                                                       Pension or
                                                                       Retirement
                                                                        Benefits         Total Compensation
                                                                    Accrued as Part     from GALAXY VIP and
                                         Aggregate Compensation         of Fund        Fund Complex* Paid to
       Name of Person/Position              from GALAXY VIP             Expenses              Trustees
------------------------------------------------------------------------------------------------------------
  Bradford S. Wellman                           $323.19                   None                 $36,000
------------------------------------------------------------------------------------------------------------
  Dwight E. Vicks, Jr.                          $349.94                   None                 $38,500
  Chairman
------------------------------------------------------------------------------------------------------------
  Donald B. Miller**                            $249.19                   None                 $36,430
------------------------------------------------------------------------------------------------------------
  Brother Louis DeThomasis                      $312.14                   None                 $35,000
------------------------------------------------------------------------------------------------------------
  John T. O'Neill                               $322.64                   None                 $35,250
  President and Treasurer
------------------------------------------------------------------------------------------------------------
  James M. Seed**                               $312.14                   None                 $35,725
------------------------------------------------------------------------------------------------------------

-------------

 * The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II. Each Trustee of Galaxy VIP also serves as a trustee of The Galaxy Fund and Galaxy Fund II.

** Deferred compensation in the amounts of $0 and $211.26 accrued during GALAXY VIP's fiscal year ended December 31, 1996 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY


         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, GALAXY VIP's Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of GALAXY VIP for the acts or obligations of GALAXY VIP, and that every note, bond, contract, order or other undertaking made by GALAXY VIP shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Agreement and Declaration of Trust provides for indemnification out of GALAXY VIP property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or for some other reason. The Agreement and Declaration of Trust also provides that GALAXY VIP shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of GALAXY VIP, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which GALAXY VIP itself would be unable to meet its obligations.


         The Agreement and Declaration of Trust states further that no trustee, officer or agent of GALAXY VIP shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of GALAXY VIP property or the conduct of any business of GALAXY VIP; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Agreement and Declaration of Trust also provides that all persons having any claim against the trustees or GALAXY VIP shall look solely to GALAXY VIP property for payment. With the exceptions stated, the Agreement and Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of GALAXY VIP to the same extent to which they themselves are entitled to indemnification.


               ADVISORY, ADMINISTRATION AND CUSTODIAN AGREEMENTS


         Fleet serves as investment adviser to the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Asset Allocation Fund and High Quality Bond Fund. Columbia serves an investment adviser to the Columbia Real Estate

Equity Fund II and Columbia High Yield Fund II. In their respective advisory agreements, Fleet and Columbia have agreed to provide investment advisory services to the respective Funds as described in the Prospectus. Fleet and Columbia have also agreed to pay all expenses incurred by them in connection with their activities under the respective advisory agreements other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectus. For the services provided and expenses assumed pursuant to the advisory agreements, GALAXY VIP has agreed (i) to pay Fleet advisory fees, accrued daily and paid monthly, at the annual rate of .40% of the average daily net assets of the Money Market Fund, .75% of the average daily net assets of the Equity Fund, Growth and Income Fund, Small Company Growth Fund and Asset Allocation Fund, respectively, and .55% of the average daily net assets of the High Quality Bond Fund, and (ii) to pay Columbia advisory fees, accrued daily and paid monthly, at the annual rate of .75% of the average daily net assets of the Columbia Real Estate Equity Fund II and
 .60% of the average daily net assets of the Columbia High Yield Fund II. Fleet and Columbia may from time to time, in their discretion, waive advisory fees payable by the respective Funds in order to maintain competitive expense ratios.



         For the fiscal year ended December 31, 1994, GALAXY VIP paid Fleet net advisory fees of $2,899, $55,558, $32,641 and $3,966 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1995, GALAXY VIP paid Fleet net advisory fees of $20,155, $182,558, $77,415 and $11,048 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1996, GALAXY VIP paid Fleet net advisory fees of $26,160, $284,214, $152,669 and $16,778 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund and the High Quality Bond Fund, respectively.



         Each advisory agreement provides that Fleet or Columbia, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet or Columbia, as the case may be, in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement for a particular Fund will continue in effect from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by GALAXY VIP's Board of Trustees, or by a vote of a majority of the outstanding Shares of such Fund. Each advisory agreement may be terminated by GALAXY VIP or by Fleet or Columbia, as the case may be, on sixty days' written notice, and will terminate immediately in the event of its assignment.

         First Data Investor Services Group, Inc. ("FDISG") serves as GALAXY VIP's administrator. Under the administration agreement, FDISG has agreed to maintain office facilities for GALAXY VIP, furnish GALAXY VIP with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by GALAXY VIP, and compute the net asset value and net income of the Funds. FDISG prepares the Funds' annual and semi-annual reports to the SEC, Federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing Share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of GALAXY VIP's operations. For the services provided and expenses assumed pursuant to the Administration Agreement, GALAXY VIP has agreed to pay FDISG administration fees, computed daily and paid monthly, at the annual rate of
 .085% of the first $1 billion of the combined average daily net assets of the Funds, plus .078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus .073% of the combined average daily net assets of the Funds in excess of $2.5 billion. In the event that the combined average daily net assets of the Funds exceed $5 billion, the parties intend to review the level of compensation payable to FDISG for its administration services. The minimum aggregate annual fee payable for administration services is $100,000. In addition, FDISG receives a separate annual fee from each Fund for certain fund accounting services and is paid by each Fund for custody services provided by GALAXY VIP's custodian. From time to time, FDISG may waive all or a portion of the fees payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations.

         For the fiscal year ended December 31, 1994, GALAXY VIP paid FDISG net administration, custody and fund accounting fees of $13,298, $15,624, $14,314 and $11,024 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1995, GALAXY VIP paid FDISG net administration, custody and fund accounting fees of $31,702, $63,860, $62,035 and $31,092 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund and the High Quality Bond Fund, respectively. For the fiscal year ended December 31, 1996, GALAXY VIP paid FDISG net administration, custody and fund accounting fees of $41,131, $66,778, $70,758 and $36,993 for the Money Market Fund, the Equity Fund, the Asset Allocation Fund and the High Quality Bond Fund, respectively.

CUSTODIAN

         The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Chase Manhattan's custody fees are paid by FDISG. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund;
(iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of

Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund and Columbia High Yield Fund II upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.


                             PORTFOLIO TRANSACTIONS


         Debt securities purchased or sold by the Money Market Fund, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.



         Transactions in equity securities on U.S. stock exchanges for the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Asset Allocation Fund involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet or Columbia, as the case may be, will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.


         For the fiscal years ended December 31, 1996, 1995 and 1994, the Equity Fund paid brokerage commissions aggregating $13,235, $9,625 and $9,446, respectively. For the fiscal years ended December 31, 1996, 1995 and 1994, the Asset Allocation Fund paid brokerage commissions aggregating $9,717, $8,136 and $4,403, respectively.



         The Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market Fund does not intend to seek profits from short-term trading. Its annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of the Fund. The portfolio turnover rates for the Equity Fund, Asset Allocation Fund and High Quality Bond Fund for the six-month period ended June 30, 1997, for each of the last three fiscal years and for the period from the commencement of operations is disclosed in the Prospectus under "Financial Highlights." Although the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II cannot accurately predict their respective annual portfolio turnover rates, it is not expected to exceed 100% for any of these Funds.



         In purchasing or selling securities for the Funds, Fleet or Columbia, as the case may be, will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet or Columbia may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities and
(2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. It is possible that certain of the research, advice or other services received will primarily benefit one or more other investment companies or other accounts for which Fleet or Columbia exercises investment discretion. Conversely, GALAXY VIP or any given Fund may be the primary beneficiary of the research, advice or other services received as a result of portfolio transactions effected for such other accounts or investment companies.



         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Columbia, FDISG or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet or Columbia with respect to such transactions.


         GALAXY VIP is required to identify any securities of its "regular brokers or dealers" that GALAXY VIP has acquired during its most recent fiscal year. At December 31, 1996, the High Quality Bond Fund held an interest in Chase Manhattan Auto Owner Trust, 1996-C, Class A-3 (par value of $400,000). The Chase Manhattan Bank (or affiliates) is considered a "regular broker or dealer" of GALAXY VIP.


         Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by Fleet or Columbia. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of GALAXY VIP, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Columbia, as the case may be, believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Columbia, as the case may be, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its other portfolios, or other investment companies or accounts in order to obtain best execution.


                                  DISTRIBUTOR


         Unless otherwise terminated, the Distribution Agreement between GALAXY VIP and FD Distributors remains in effect until May 31, 1998, and thereafter will continue from year to year upon annual approval by GALAXY VIP's Board of Trustees, or by the vote of a majority of the outstanding Shares of GALAXY VIP and by the vote of a majority of the Board of Trustees of GALAXY VIP who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.



                                    AUDITORS

         Coopers & Lybrand L.L.P., independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to GALAXY VIP. Coopers & Lybrand L.L.P. performs an annual audit of the Funds' financial statements and provides other services related to filings with respect to securities regulations. Reports of its activities are provided to the Board of Trustees.


                                    COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of GALAXY VIP, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to GALAXY VIP and will pass upon certain legal matters pertaining to the Shares offered hereby.


                       PERFORMANCE AND YIELD INFORMATION

YIELD QUOTATIONS -- MONEY MARKET FUND

         The standardized annualized seven-day yield for the Money Market Fund is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in the Fund includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, and all fees that are charged by the Fund to all shareholder accounts in proportion to the length of the base period, other than nonrecurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of the securities and unrealized appreciation and depreciation. The effective compound yield quotation for the Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.



         The current yield for the Money Market Fund may be obtained by calling GALAXY VIP at 1-800-628-0414. For the seven-day period ended June 30, 1997, the annualized yield of the Money Market Fund was 4.93% and the effective yield was 5.05%.



YIELD AND TOTAL RETURN QUOTATIONS -- NON-MONEY MARKET FUNDS



         The Equity Fund's, Growth and Income Fund's, Small Company Growth Fund's, Columbia Real Estate Equity Fund II's, Asset Allocation Fund's, High Quality Bond Fund's or Columbia High Yield Fund II's 30-day (or one month) yield described in the Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:



                                      a - b    6
                          YIELD = 2[( - - - +1)  - 1]
                                      cd

Where:           a =      dividends and interest earned by a Fund during the
                          period;

                 b =      expenses accrued for the period (net of
                          reimbursements);

                 c = average daily number of Shares outstanding during the period, entitled to receive dividends; and

                 d = maximum offering price per Share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the

Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per Share (variable "d" in the formula).

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay-downs") (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.


         Based on the foregoing calculation, the yields of the Equity Fund, Asset Allocation Fund and High Quality Bond Fund for the 30-day period ended June 30, 1997 were (0.07)%, 1.65% and 5.13%, respectively.


         Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                                  ERV l/n
                                           T = [(-----) - 1]
                                                   P

         Where:           T =     average annual total return;

                        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                          P =     hypothetical initial payment of $1,000; and

                          n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                             ERV
Aggregate Total Return =  [(-----) - l]
                              P


         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The annual total returns for the Equity Fund, Asset Allocation Fund and High Quality Bond Fund for the one year period ended June 30, 1997 were 31.81%, 19.64% and 7.22%, respectively. The average annual total returns for the Equity Fund, Asset Allocation Fund and High Quality Bond Fund for the period from commencement of operations (January 11, 1993 with respect to the Equity Fund, February 6, 1993 with respect to the Asset Allocation Fund and January 21, 1993 with respect to the High Quality Bond Fund) through June 30, 1997 were 16.20%, 12.73% and 5.73%, respectively.


                                 MISCELLANEOUS

         As used in the Prospectus, "assets belonging to a Fund" means the consideration received by GALAXY VIP upon the issuance of Shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of GALAXY VIP not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to the particular Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of GALAXY VIP which are allocated in proportion to the relative asset values of the respective Funds at the time of allocation. Subject to the provisions of GALAXY VIP's Agreement and Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.


         As of November 20, 1997, all of the issued and outstanding shares of each Fund were owned by American Skandia Life Assurance Corporation and held in Separate Accounts pursuant to variable annuity contracts.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

"A-1"            Issue's degree of safety regarding timely payment is strong.
                 Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

"A-2" Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

"A-3" Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

"B"              Issue has only a speculative capacity for timely payment.

"C"              Issue has a doubtful capacity for payment.

"D"              Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

"Prime-1"        Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
                 leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

"Prime-2"        Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

"Prime-3"        Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations.
                 The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime"      Issuer does not fall within any of the Prime rating
                 categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

"D-1+"           Debt possesses highest certainty of timely payment.
                 Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1"            Debt possesses very high certainty of timely payment.
                 Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-" Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

"D-2" Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

"D-3" Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

"D-4"            Debt possesses speculative investment characteristics.
                 Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

"D-5" Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

"F-1+"           Securities possess exceptionally strong credit quality.
                 Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1" Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2" Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

"F-3" Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

"F-S" Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

"D"              Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

"TBW-1" This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

"TBW-2" This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

"TBW-3" This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

"TBW-4" This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

"A1+" Obligations supported by the highest capacity for timely repayment.

"A1" Obligations are supported by the highest capacity for timely repayment.

"A2" Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

"A3" Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

"B" Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

"C" Obligations for which there is an inadequate capacity to ensure timely repayment.

"D" Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

"AAA" This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

"AA" Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

"A" Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB" Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB" Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B" Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC" Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC" This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C" This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI" This rating is reserved for income bonds on which no interest is being paid.

"D" Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

"r" This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"             Bonds are judged to be of high quality by all standards.
                 Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)       Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)... When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

"AAA" Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

"AAA" Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A" Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments.
The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

"AAA" Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

"AA" Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

"A" Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

"BBB" Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

"AAA" This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

"AA" This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

"A" This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

"BBB" This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

"D" This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

"SP-1" The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

"SP-2" The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

"SP-3" The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

"MIG-1"/"VMIG-1"          Loans bearing this designation are of the best
                          quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2"/"VMIG-2"          Loans bearing this designation are of high quality,
                          with margins of protection ample although not so large as in the preceding group.

"MIG-3"/"VMIG-3"          Loans bearing this designation are of favorable
                          quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

"MIG-4"/"VMIG-4"          Loans bearing this designation are of adequate
                          quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

"SG" Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


         As stated in the Prospectus and in this Statement of Additional Information, certain of the Funds may enter into futures transactions and options thereon for hedging purposes. Such transactions are described in this Appendix.


I.       Interest Rate Futures Contracts


         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.



         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.



         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.



         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.



         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.



         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.



         Example of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet or Columbia, as the case may be, wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet or Columbia believes that, because of an anticipated rise in interest rates, the value will decline to 95. A Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.


         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.


         Fleet or Columbia could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, a Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.



         Example of Futures Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; a Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that a Fund may purchase.



         For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet or Columbia, as the case may be, wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet or Columbia believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, a Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that a Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.



         Fleet or Columbia could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.



         If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   Index Futures Contracts.



                 A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.



                 A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.



                 In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.



                 The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price



         Portfolio                                          Futures
         ---------                                          -------
                                                            -Day Hedge is Placed-

Anticipate Buying $62,500                                   Buying 1 Index Futures at 125
         Equity Portfolio                                   Value of Futures = $62,500/Contract

                                                            -Day Hedge is Lifted-

Buy Equity Portfolio with                                   Sell 1 Index Futures at 130
         Actual Cost = $65,000                              Value of Futures = $65,000/Contract
Increase in Purchase Price = $2,500                         Gain on Futures =  $ 2,500



                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund


Factors:



Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0



         Portfolio                                          Futures
         ---------                                          -------
                                                            -Day Hedge is Placed-

Anticipate Selling $1,000,000                               Sell 16 Index Futures at 125
         Equity Portfolio                                   Value of Futures = $1,000,000

                                                            -Day Hedge is Lifted-

Equity Portfolio-Own Stock                                  Buy 16 Index Futures at 120
         with Value =      $960,000                         Value of Futures = $960,000
         Loss in Fund Value = $ 40,000                      Gain on Futures =  $ 40,000



                 If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price



         Portfolio                                          Futures
         ---------                                          -------
                                                            -Day Hedge is Placed-

Anticipate Buying $62,500                                   Buying 1 Index Futures at 125
         Equity Portfolio                                   Value of Futures = $62,500/Contract

                                                            -Day Hedge is Lifted-

Buy Equity Portfolio with                                   Sell 1 Index Futures at 120
         Actual Cost - $60,000                              Value of Futures = $60,000/Contract
Decrease in Purchase Price = $2,500                         Loss on Futures =  $ 2,500



                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund



Factors:



Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0



         Portfolio                                          Futures
         ---------                                          -------
                                                            -Day Hedge is Placed-

Anticipate Selling $1,000,000                               Sell 16 Index Futures at 125
         Equity Portfolio                                   Value of Futures = $1,000,000

                                                            -Day Hedge is Lifted-

Equity Portfolio-Own Stock                                  Buy 16 Index Futures at 130
         with Value =      $1,040,000                       Value of Futures = $1,040,000
         Gain in Fund Value = $40,000                       Loss of Futures =  $   40,000




III.  Futures Contracts on Foreign Currencies.



                 A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.



IV.      Margin Payments



         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or liquid securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and a Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet or Columbia, as the case may be, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or gain.



V.       Risks of Transactions in Futures Contracts



         There are several risks in connection with the use of futures by a Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Fleet or Columbia, as the case may be. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet or Columbia. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in a Fund may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.



         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.



         In instances involving the purchase of futures contracts by a Fund, an amount of liquid assets, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.



         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by Fleet or Columbia may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


         Successful use of futures by a Fund is also subject to the ability of Fleet or Columbia, as the case may be, to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
A Fund may have to sell securities at a time when it may be disadvantageous to do so.

                              FINANCIAL STATEMENTS


         The audited financial statements for the Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund and notes thereto in GALAXY VIP's Annual Report to Shareholders for the fiscal year ended December 31, 1996 and the unaudited financial statements for the Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund and notes thereto in GALAXY VIP's Semi-Annual Report to Shareholders for the six-month period ended June 30, 1997 are incorporated into this Statement of Additional Information by reference. No other parts of the Annual and Semi- Annual Reports are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand L.L.P., whose report thereon is incorporated herein by reference. Such audited financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Annual and Semi-Annual Reports may be obtained free of charge by telephoning the GALAXY VIP at 800-628-0414.

Part C

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.


                                      (iii)

                               THE GALAXY VIP FUND

                                    FORM N-1A

PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements:

            (1)   Included in Part A:

                  - Money Market Fund


                        Financial Highlights for the six-month period ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period February 2, 1993 (commencement of operations) through December 31, 1993


                  - Equity Fund


                        Financial Highlights for the six-month period ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period January 11, 1993 (commencement of operations) through December 31, 1993


                  - Asset Allocation Fund


                        Financial Highlights for the six-month period ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period February 6, 1993 (commencement of operations) through December 31, 1993


                  - High Quality Bond Fund


                        Financial Highlights for the six-month period ended June 30, 1997 (unaudited), for the fiscal years ended December 31, 1996, 1995 and 1994 and for the period January 21, 1993 (commencement of operations) through December 31, 1993


            (2)   Incorporated by reference into Part B:


                  The unaudited financial statements and related notes thereto for the Money Market, Equity, Asset Allocation and High Quality Bond Funds as contained in Registrant's June 30, 1997 Semi-Annual Report to Shareholders, a copy of which has been filed with the Commission.

                  The audited financial statements and related notes thereto for the Money Market, Equity, Asset Allocation and High Quality Bond Funds as contained in Registrant's December 31, 1996 Annual Report to Shareholders, a copy of which has been filed with the Commission.



            (3) All required financial statements are included in or incorporated by reference into Parts A and B hereof. All other financial statements and schedules are inapplicable.

      (b)   Exhibits:


            (1) Agreement and Declaration of Trust of the Registrant dated May 27, 1992 is incorporated herein by reference to Exhibit
                     (1) to Registrant's Registration Statement on Form N-1A as filed with the Commission on July 7, 1992.

            (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) to Registrant's Registration Statement on Form N-1A as filed with the Commission on July 7, 1992.


            (3)      None.

            (4)      None.


            (5)(a) Investment Advisory Agreement dated September 30, 1992 between Registrant and Fleet Investment Advisors Inc. with respect to the Money Market, Equity, Asset Allocation and High Quality Bond Funds is incorporated herein by reference to Exhibit (5) to Registrant's Post-Effective Amendment No. 1 as filed with the Commission on July 14, 1993.

               (b) Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and Fleet Investment Advisors Inc., with respect to the Growth and Income Fund and Small Company Growth Fund.

               (c) Form of Advisory Agreement between Registrant and Columbia Management Co. with respect to the Columbia Real Estate Equity Fund II and Columbia High Yield Fund II.

            (6)(a) Distribution Agreement dated as of June 1, 1997 between Registrant and First Data Distributors, Inc.

               (b) Form of Amendment No. 1 to Distribution Agreement between Registrant and First Data Distributors, Inc.

            (7) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997 is incorporated herein by reference to Exhibit (7) to Registrant's Post-Effective Amendment No. 5 as filed with the Commission on February 28, 1997.

            (8)(a) Global Custody Agreement dated November 13, 1992 between Registrant and The Chase Manhattan Bank, N.A. is incorporated herein by reference to Exhibit (8) to Registrant's Post-Effective Amendment No. 1 as filed with the Commission on July 14, 1993.

               (b) Form of Amendment No. 1 to Global Custody Agreement between Registrant and The Chase Manhattan Bank, N.A.



            (9)(a) Administration Agreement dated as of June 1, 1997 between Registrant and First Data Investor Services Group, Inc.

               (b) Form of Amendment No. 1 to Administration Agreement between Registrant and First Data Investor Services Group, Inc.

               (c) Proposed Sales Agreement between Registrant and American Skandia Life Assurance Corporation is incorporated herein by reference to Exhibit (9)(c) to Registrant's Post-Effective Amendment No. 1 as filed with the Commission on July 14, 1993.

          (10) Opinion of counsel that shares will be validly issued, fully paid and non-assessable.


          (11)(a)    Consent of Coopers & Lybrand L.L.P.


               (b)   Consent of Drinker Biddle & Reath LLP.


          (12)       None.

          (13)(a) Purchase Agreement dated January 8, 1993 between Registrant and Fleet Investment Advisors Inc. is incorporated herein by reference to Exhibit (13) to Registrant's Post-Effective Amendment No. 1 as filed with the Commission on July 14, 1993.

              (b) Form of Purchase Agreement between Registrant and Fleet Investment Advisors Inc.


          (14)       None.

          (15)       None.


          (16) Schedule for Computation of Performance Quotations for The Money Market, Equity, Asset Allocation and High Quality Bond Funds is incorporated herein by reference to Exhibit
                     (16) to the Registrant's Post-Effective Amendment No. 1 as filed with the Commission on July 14, 1993.


          (18)       None.


          (27) Financial Data Schedules for the six-month period ended June 30, 1997 for the Money Market, Equity, Asset Allocation and High Quality Bond Funds.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Registrant is controlled by its Board of Trustees, the members of which also serve as members of the Board of Trustees of The Galaxy Fund and Galaxy Fund II.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

      Registrant was organized primarily for the purpose of providing a vehicle for the investment of assets received by various separate investment accounts ("Separate Accounts") established by various participating life insurance companies. The assets in such Separate Accounts are, under state law, assets of the life insurance companies which have established such Separate Accounts. Thus at any time such life insurance companies will own such of Registrant's outstanding shares as are purchased with Separate Account assets; however, where required to do so, such life insurance companies will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which monies are invested in such Separate Accounts.

                                                               Number of
                                                             Record Holders
          Title of Class                                As of September 30, 1997
          --------------                                ------------------------
          Class A                                                 2
          (Money Market Fund)

          Class B                                                 2
          (Equity Fund)

          Class C                                                 2
          (Asset Allocation Fund)

          Class D                                                 2
          (High Quality Bond Fund)


          Class E                                                 0
          (Small Company Growth Fund)

          Class F                                                 0
          (Growth and Income Fund)

          Class G                                                 0
          (Columbia Real Estate Equity Fund II)

          Class H                                                 0
          (Columbia High Yield Fund II)



ITEM 27.  INDEMNIFICATION


      Indemnification of Registrant's principal underwriter and custodian against certain losses is provided for, respectively, in Section 1.15 of the Distribution Agreement, filed herein as Exhibit (6), and in Section 12 of the Global Custody Agreement, incorporated herein by reference as Exhibit (8). Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit (1), provides as follows:


      9.3 Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

            The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Section 9.6 of the Registrant's Agreement and Declaration of Trust, incorporated herein by reference as Exhibit (1), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

      9.6 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS


      (1) Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

            The list required by this Item 28 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).


      (2) Columbia Management Co. ("Columbia") is an investment adviser registered under the Advisers Act.

            The list required by this Item 28 of the officers and directors of Columbia, together with the information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years is incorporated herein by reference to Schedules A and D of Form ADV filed by Columbia pursuant to the Advisers Act (SEC File No. 801-5930).


ITEM 29.  PRINCIPAL UNDERWRITER

      (a) In addition to The Galaxy VIP Fund, First Data Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy Fund, Galaxy Fund II, and Armada Funds. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is a wholly-owned subsidiary of First Data Investor Services Group, Inc. which is located at 4400 Computer Drive, Westboro, Massachusetts 01581.

      (b) The information required by this Item 29 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-45467).

      (c) The Distributor receives no compensation from the Registrant for distribution of its shares. The Distributor is an affiliated person of First Data Investor Services Group, Inc., the Registrant's administrator, which receives administration fees as described in parts A and B.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


      (1) Fleet Investment Advisors Inc., 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to Registrant's Money Market, Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond Funds).

      (2) Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 (records relating to its functions as investment adviser to Registrant's Columbia Real Estate Equity Fund II and Columbia High Yield Fund II).

      (3) First Data Distributors, Inc., (records relating to its functions as distributor) 4400 Computer Drive, Westboro, Massachusetts 01581.

      (4) First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109 (records relating to its functions as administrator).

      (5) Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

      (6) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).


ITEM 31.  MANAGEMENT SERVICES

      Inapplicable.

ITEM 32.  UNDERTAKINGS


      Registrant hereby undertakes to provide its Annual Report upon request without charge to any recipient of a Prospectus for the Money Market Fund, Equity Fund, Growth and

      Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II.

      Registrant hereby undertakes to file a post-effective amendment with respect to the Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II and Columbia High Yield Fund II (the "New Funds"), using financial statements which need not be certified, within four to six months of the effective date of the Registration Statement pertaining to the New Funds.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pawtucket, State of Rhode Island, on the 21 day of November, 1997.


                                    THE GALAXY VIP FUND
                                    Registrant

                                    /s/John T. O'Neill
                                    ----------------------------
                                    President
                                    John T. O'Neill


        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                        Date
---------                          -----                        ----

/s/John T. O'Neill                 Trustee, President       November 21, 1997
-------------------------          and Treasurer
John T. O'Neill

*Dwight E. Vicks, Jr.              Chairman of the Board    November 21, 1997
------------------------           of Trustees
Dwight E. Vicks, Jr.

*Donald B. Miller                  Trustee                  November 21, 1997
-------------------------
Donald B. Miller

*Louis DeThomasis                  Trustee                  November 21, 1997
-------------------------
Louis DeThomasis

*Bradford S. Wellman               Trustee                  November 21, 1997
-------------------------
Bradford S. Wellman

*James M. Seed                     Trustee                  November 21, 1997
-------------------------
James M. Seed


/s/John T. O'Neill
-------------------------
*By: John T. O'Neill
Attorney-in-Fact

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints W. Bruce McConnel, III his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated:  June 11, 1992.              /s/  John T. O'Neill
                                    --------------------
                                         John T. O'Neill

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  June 11, 1992.              /s/  Dwight E. Vicks, Jr.
                                    -------------------------
                                    Dwight E. Vicks, Jr.

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  June 11, 1992.              /s/  Donald B. Miller
                                    ---------------------
                                    Donald B. Miller

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  June 11, 1992.              /s/  Brother Louis DeThomasis
                                    -----------------------------
                                    Brother Louis DeThomasis

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  June 11, 1992.              /s/  Bradford S. Wellman
                                    ------------------------
                                    Bradford S. Wellman

                               THE GALAXY VIP FUND

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  June 11, 1992.              /s/  James M. Seed
                                    ------------------
                                    James M. Seed

                                 EXHIBIT INDEX


Exhibit No.               Description                                   Page No.
-----------               -----------                                   --------
(5)(b)                    Form of Addendum No. 1 to Investment Advisory
                          Agreement between Registrant and Fleet Investment
                          Advisors Inc., with respect to the Growth and Income
                          Fund and the Small Company Growth Fund.

(5)(c)                    Form of Advisory Agreement between Registrant and
                          Columbia Management Co. with respect to the Columbia
                          Real Estate Equity Fund II and the Columbia High Yield
                          Fund II.

(6)(a) Distribution Agreement dated as of June 1, 1997 between Registrant and First Data Distributors, Inc.

(6)(b) Form of Amendment No. 1 to Distribution Agreement between Registrant and First Data Distributors, Inc.

(8)(b) Form of Amendment No. 1 to Global Custody Agreement between Registrant and The Chase Manhattan Bank, N.A.

(9)(a)                    Administration Agreement dated as of June 1, 1997
                          between Registrant and First Data Investor Services Group, Inc.

(9)(b) Form of Amendment No. 1 to Administration Agreement between Registrant and First Data Investor Services
                          Group, Inc.

(10) Opinion of counsel that shares will be validly issued, fully paid and non-assessable.

(11)(a)                   Consent of Coopers & Lybrand L.L.P.

(11)(b)                   Consent of Drinker Biddle & Reath LLP.

(13)(b)                   Form of Purchase Agreement between Registrant and
                          Fleet Investment Advisors Inc.

(27) Financial Data Schedules for the six-month period ended June 30, 1997 for the Money Market, Equity,
                          Asset Allocation and High Quality Bond Funds.